LORD ASSET MANAGEMENT TRUST

Thomas White Emerging Markets Fund

January 10, 2020

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated March 1, 2019

Effective at the close of business on February 29, 2020 (the “Conversion Date”), the outstanding Investor Class shares of the Thomas White Emerging Markets Fund (the “Fund”) will be converted into Class I shares of the Fund (the “Class Conversion”). Effective at the close of business on January 31, 2020, Investor Class shares of the Fund will no longer be offered for sale to new investors. Existing shareholders of Investor Class shares of the Fund may continue to purchase additional shares of the Fund until the Conversion Date. The Class Conversion will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. As a result of the Class Conversion, shareholders holding Investor Class shares of the Fund as of the Conversion Date will benefit from the Class I share’s reduced shareholder fees and annual fund operating expenses relative to the Investor Class shares. Investors who are subject to the Class Conversion and hold Class I shares after the Conversion Date will be deemed to be eligible investors for purposes of the Class I shares’ $1 million minimum initial investment requirement. Accordingly, such investors may purchase additional Class I shares after the Conversion Date.

The Class Conversion is intended to be tax-free, meaning that the Fund’s Investor Class shareholders will become Class I shareholders without realizing any gain or loss for federal tax purposes. All Investor Class shareholders as of the Conversion Date will benefit from the Class Conversion, and as a result, all Investor Class shares of the Fund will be converted into Class I shares as of the Conversion Date.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.